                                                            EXHIBIT 10.70
                                 FIFTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

                  This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of this 12th day of March, 2003, by and among ACTION PERFORMANCE COMPANIES, INC., (the "Company"); each of RACING COLLECTABLES CLUB OF AMERICA, INC. ("Racing Club"), ACTION RACING COLLECTABLES, INC. ("Action Racing"), ACTION SPORTS IMAGE, L.L.C., ("Action Sports"), JH ACQUISITION, INC. ("JH"), MCARTHUR TOWEL AND SPORTS, INC. ("McArthur") and TREVCO TRADING CORP. ("Trevco") (each of Racing Club, Action Racing, Action Sports, JH, McArthur and Trevco being referred to herein individually as a "Borrower" and collectively as "Borrowers"); the Subsidiary Guarantors signatory hereto (together with the Company and Borrowers, each an "Obligor" and together "Obligors"); and BANK ONE, NA (in its individual capacity, "Bank One"), for itself as a Lender and as Agent for any other Lender. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                                    RECITALS

                  A. Bank One, as Agent and sole Lender, and Obligors are parties to that certain Loan and Security Agreement dated as of September 29, 2000 (as heretofore "Financing Agreements", amended, the "Loan Agreement").

                  B. The parties have agreed to amend certain provisions of the Loan Agreement, upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS TO LOAN AGREEMENT.

                  1.1 The definitions of "Debt Coverage Ratio", "Financing Agreements", "Lender" or "Lenders", "Liabilities", "Maximum Revolving Facility" and "Tangible Net Worth" contained in subsection 1.1 of the Credit Agreement are hereby amended to read as follows:

                           "Debt Coverage Ratio" shall mean, for the Company and
                  its Subsidiaries on a consolidated basis as of the end of any fiscal quarter, the ratio of (i) EBIDA for the four fiscal quarters then ended less Net Capital Expenditures during such period less cash dividends paid by the Company on its capital stock during such period to (ii) the sum of interest expenses (including without limitation the interest component of Capitalized Leases) for the four fiscal quarters then ended plus principal payments of Indebtedness (including without limitation Capitalized Leases) scheduled to become due during the succeeding four fiscal quarters.

                           "Financing Agreements" shall mean, collectively, all
                  agreements, instruments and documents, including, without limitation, this Agreement, the Letter of Credit Documents and any security agreements, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, intercreditor agreements, mortgagee waivers, landlord estoppel statements, reimbursement agreements, contracts, notices, leases, financing statements, Swap Contracts and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to Agent or any Lender, together with all agreements, documents and instruments referred to therein or contemplated thereby.

                           "Lender" or "Lenders" shall mean Bank One (as
                  successor and assign of ANB) together with its successors and assigns pursuant to Section 11 hereof. "Lenders" shall also include Bank One, or any affiliate of Bank One, in its capacity as a party to any Swap Contract with any Obligor.

                           "Liabilities" shall mean all of each Obligor's
                  liabilities, obligations and indebtedness to Agent or any Lender of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations of performance), including interest accruing at the rates specified herein, regardless of whether such interest is allowed as a claim in bankruptcy, and whether arising or existing under written agreement, oral agreement or operation of law, relating to any or all of each Obligor's indebtedness and obligations to Agent and Lenders under this Agreement and the other Financing Agreements, including without limitation, all obligations, contingent or otherwise, arising under or in connection with any Swap Contracts.

                           "Maximum Revolving Facility" shall mean Thirty-Five
                  Million ($35,000,000).

                           "Tangible Net Worth" shall mean, as of any date, the
                  following, for the Company and its Subsidiaries on a consolidated basis: (a) Net Worth; less (b) Intangible Assets.

                  1.2 Subsection 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

                           "Fifth Amendment Date" shall mean March 12, 2003.

                           "Swap Contract" shall mean any agreement made or
                  entered into at any time between any Obligor and Bank One (or any of its affiliates) and relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                           "Total Liabilities" shall mean as of any date, the
                  total liabilities of the Company and its Subsidiaries, on a consolidated basis, as of such date in accordance with GAAP.

                  1.3 The first paragraph of subsection 2.1(A) of the Loan Agreement is hereby amended to read as follows:

                           (A) Revolving Loan Facility. Subject to the provisions of Section 4 below, each Lender shall, severally and not jointly, advance to Borrowers on a revolving credit basis (the "Revolving Loan"), such Lender's Pro Rata Share of an aggregate amount not to exceed:

                           (1) at any time outside of a Borrowing Base Period, the lesser of (i) the Maximum Revolving Facility less the amount of Letter of Credit Liability at such time or (ii) $20,000,000; or

                           (2) at any time during a Borrowing Base Period, the least of (i) the Maximum Revolving Facility less the amount of Letter of Credit Liability at each time, (ii) the "Borrowing Base" (as defined below) less the amount of Letter of Credit Liability at such time or (iii) $20,000,000.

                  1.4 The second sentence of the third paragraph of subsection 2.1(A) of the Loan Agreement is hereby amended to read as follows:

                  Payments made by Agent to any Person on account of any Letter of Credit shall, at the option of Gent and to the extent of Revolving Loan availability hereunder, constitute Revolving Loan advances hereunder, the proceeds of which shall be used to reimburse Agent for such payments.

                  1.5 Subsection 2.1(B)(2) of the Loan Agreement is hereby amended to read as follows:

                           (2) Maximum Amount. The aggregate amount of Letter of Credit Liability at any time shall not exceed $35,000,000; provided, that the aggregate amount of Letter of Credit Liability with respect to Standby Letters of Credit at any time shall not exceed $5,000,000.

                  1.6 This second sentence of subsection 2.1(B)(3) of the Loan Agreement is hereby amended to read as follows:

                  Borrowers hereby authorize and direct Agent, at Agent's option, to charge Borrowers' Loan Account (by increasing the principal balance of the Revolving Loan) and/or to charge any deposit account maintained by any Obligor with Agent, in the amount of any payment made with respect to any Letter of Credit issued for the account of any Borrower.

                  1.7 Subsection 2.6(C) of the Loan Agreement is hereby amended to read as follows:

                  (C) Borrowers shall pay to Agent, for the account of Lenders, a facility fee (the "Facility Fee") from the date of the execution of this Agreement at the rate of one-half of one percent (0.5%) per annum, on the difference between the Maximum Revolving Facility and the sum of (i) the average daily balance of the Revolving Loan and (ii) from and after the Fifth Amendment Date, the average daily balance of Letter of Credit Liabilities, payable in arrears on the first day of each month for the preceding month, and on the termination of this Agreement. Such fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                  1.8 Clause (2) of subsection 2.6(D) of the Loan Agreement is hereby amended to read as follows:

                  2) One percent (1.00%) per annum of the undrawn face amount of each Commercial Letter of Credit,

                  1.9 Subsection 2.7 of the Loan Agreement is hereby amended to read as follows:

                  2.7 Manner and Time of Payment In its sole discretion, Agent may charge interest and other amounts payable hereunder to the Revolving Loan, all as set forth on Agent's books and records. Agent is hereby authorized to charge any deposit account maintained by any Obligor with Agent for each payment of principal, interest, fees and other Liabilities as it becomes due hereunder. If Agent elects to bill Borrowers for any amount due hereunder, such amount shall be immediately due and payable (unless otherwise provided for herein) with interest thereon as provided herein. All payments made by Borrowers with respect to the Liabilities shall be made without deduction, defense, setoff or counterclaim. All payments to Agent hereunder shall be made in same day funds and shall, unless otherwise directed by Agent, be made by wire transfer to Agent at its offices in Phoenix, Arizona. Proceeds remitted to Agent by wire transfer shall be credited to the Liabilities on the Business Day received, if received prior to 3:00 p.m. (Chicago time) on such Business Day, and shall otherwise be credited to the Liabilities on the next Business Day.

                  1.10 The first sentence of subsection 2.8 of the Loan Agreement is hereby amended to read as follows:

                  This Agreement shall be effective until March 31, 2005 (the "Term").

                  1.11 Subsection 8.18 of the Loan Agreement is hereby amended to read as follow:

                           8.18     Financial Covenants. The Loan Parties shall:

                           8.18.1 Capital Expenditures. Not expend or be committed to expend for Capital Expenditures (including, without limitation, for the acquisition of fixed assets) on a non-cumulative basis in the aggregate more than $30,000,000 during any Fiscal Year.

                           8.18.2 Debt Coverage Ratio. As of the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2001, maintain a Debt Coverage Ratio of not less than 2.50.

                           8.18.3 Funded Indebtedness to EBIDA. As of the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2001, maintain a ratio of Funded Indebtedness as of such date to EBIDA for the four fiscal quarters then ended of not greater than 2.25.

                           8.18.4 Leverage Ratio. Not permit, at any time, the ratio of Total Liabilities to Tangible Net Worth to exceed 2.00.

                  1.12 Schedule 1.1 (Commitments) to the Loan Agreement is hereby replaced with Schedule 1.1 hereto.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. To induce Bank One to execute and deliver this Agreement, Obligors jointly and severally represent and warrant that:

                  (a) The execution, delivery and performance by each Obligor of this Agreement have been duly authorized and this Agreement and the Loan Agreement and all other Financing Agreements are legal, valid and binding obligations of each Obligor, enforceable against each Obligor in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

                  (b) No Unmatured Default or Default has occurred and is continuing and each of the representations and warranties contained in the Loan Agreement and the other Financing Agreements is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                  SECTION 3.        REFERENCE TO AND EFFECT UPON THE LOAN
AGREEMENT.

                  (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement or any other Financing Agreement, and all rights of Agent and Lenders and all Liabilities of Obligors thereunder, shall remain in full force and effect. Obligors hereby confirm that the Loan Agreement and the other Financing Agreements are in full force and effect and that no Obligor has any defense, setoff or counterclaim to the Liabilities under the Loan Agreement or any other Financing Agreement.

                  (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any waivers set forth herein shall not directly or indirectly (i) constitute a waiver of any past, present or future violations of any provisions of the Loan Agreement or any other Financing Agreement, (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement or any other Financing Agreement or any right, power or remedy of Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Liabilities of any Obligor under the Financing Agreements or any other contract or instrument.

                  (c)      This Agreement shall constitute a Financing
Agreement.

                  SECTION 4. COSTS AND EXPENSES. Obligors jointly and severally agree to promptly reimburse Bank One on demand for all fees, costs and expenses (including the fees, costs and expenses of counsel retained by Bank
One) in connection with the negotiation, preparation and consummation of this Agreement and the transactions contemplated hereby.

                  SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ARIZONA.

                  SECTION 6. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

                  SECTION 7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

                  SECTION 8. EFFECTIVENESS. This Agreement shall become effective at the time Agent shall have received sufficient copies of the following documents, all in form and substance satisfactory to Agent:

                  (a) Agreement. Executed signature pages to this Agreement signed by Obligors.

                  (b) Resolutions. Copies, certified by the Secretary or Assistant Secretary of each Obligor, of resolutions of its Board of Directors (or other governing body of such Obligor, if applicable) authorizing the execution of this Agreement and the other Financing Agreements delivered herewith.

                  (c) Replacement Revolving Note. A replacement Revolving Note from Borrowers payable to the order of Bank One.

                  (d) Restructure Fee. Payment to Agent of a restructure fee in the amount of $30,000.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first above written.

                                      ACTION PERFORMANCE COMPANIES, INC.,
                                      as Borrower Representative and an Obligor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      RACING COLLECTABLES CLUB OF AMERICA,
                                      INC., as a Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      ACTION RACING COLLECTABLES, INC., as a
                                      Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      ACTION SPORTS IMAGE, L.L.C., as a Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      JH ACQUISITION, INC., as a Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      MCARTHUR TOWEL AND SPORTS, INC., as a
                                      Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      TREVCO TRADING CORP., as a Borrower

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      AW ACQUISITION CORP., as a Subsidiary
                                      Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      GORACING.COM, INC., as a Subsidiary
                                      Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      THE FAN CLUB COMPANY, L.L.C., as a
                                      Subsidiary Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      GORACING INTERACTIVE SERVICES, INC., as a
                                      Subsidiary Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      ACTION CORPORATE SERVICES, INC., as a
                                      Subsidiary Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      RYP, INC., as a Subsidiary Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      CREATIVE MARKETING & PROMOTIONS, INC., as a Subsidiary Guarantor

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      BANK ONE, NA, as Agent and Lender

                                      By: /s/ Steven J. Krakoski
                                      ------------------------------------------
                                      Title: First Vice President

                                  SCHEDULE 1.1

Lender                             Commitment
------                             ----------
Bank One, NA                       $35,000,000

                                 REVOLVING NOTE

                                                                  March 12, 2003
                                                                Phoenix, Arizona

$35,000,000.00

                  FOR VALUE RECEIVED, the undersigned, RACING COLLECTABLES CLUB OF AMERICA, INC., ACTION RACING COLLECTABLES, INC., ACTION SPORTS IMAGE, L.L.C., JH ACQUISITION, INC., MCARTHUR TOWEL AND SPORTS, INC. and TREVCO TRADING CORP. (each a "Borrower" and collectively, "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of BANK ONE, NA, a national banking association ("Lender"), at the offices of BANK ONE, NA, a national banking association, as Agent for Lenders ("Agent"), at its address at 201 North Central Avenue, 21st Floor, Phoenix, Arizona 85004, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds the amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000) or, if less, the aggregate unpaid amount of all Revolving Loan advances made to the undersigned under the "Loan Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

                  This Revolving Note is one of the Revolving Notes issued pursuant to that certain Loan and Security Agreement dated as of September 29, 2000 by and among Borrowers, the other Persons named therein as Obligors, Agent, and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and all of the other Financing Agreements referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan advance made by Lender, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Note in respect of the Revolving Loan advances made by Lender to Borrowers.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.

                  If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Default, this Revolving Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

                            [signature page follows]

                  THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                      RACING COLLECTABLES CLUB OF AMERICA, INC.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      ACTION RACING COLLECTABLES, INC.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      ACTION SPORTS IMAGE, L.L.C.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      JH ACQUISITION, INC.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      MCARTHUR TOWEL AND SPORTS, INC.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                      TREVCO TRADING CORP.

                                      By: /s/ R. David Martin
                                      ------------------------------------------
                                      Title: Chief Financial Officer

                                       2